terremark
Worldwide, Inc.



Corporate Presentation

where the internet meets the world℠

Disclaimer

Statements contained in this presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Terremark's actual results may differ materially from those set forth in the forward-looking statements due to a number of risks, uncertainties and other factors, as discussed in Terremark's filings with the SEC. These factors include, without limitation, Terremark's ability to obtain funding for its business plans, uncertainty in the demand for Terremark's services or products and Terremark's ability to manage its growth. Terremark does not assume any obligation to update these forward-looking statements.

Investment Highlights

- **Business model at inflection point**
  - Clear visibility supported by commercial and federal contracts
- **Multi-Tiered Growth Strategy**
  - Geographic
  - Industry Verticals (Public Sector, Healthcare, Financial, etc.)
  - Services (Organic / Partnerships)
- **Sustainable high margins and significant cash flows**
  - High operating leverage
  - Significant CapEx completed
  - Model upside from services not space

Corporate Overview

- "Network neutral" provider to the $6 billion Internet infrastructure and managed services Industry.
- Operates four NAP facilities in the U.S., Europe, and Latin America.
- Headquartered in Miami, Florida, and currently has 155 employees, over 15% of whom have U.S. Federal government security clearances.

What is a NAP?

- Terremark's NAP facilities uniquely combine an Internet exchange and a best in class Data Center
- An "Internet exchange" efficiently interconnects and exchanges internet traffic
- Analogous to an airport hub; networks/carriers/content providers exchange data and route it to its final destination
- Only major Internet exchange with SCIF (Sensitive Compartmented Information Facility) certified space for Federal customers







America's Strategic Locations

Top 10 Interregional Internet Hub Cities, 2003

1. New York
2. London
3. Washington-Baltimore
4. Paris
5. San Francisco
6. Tokyo
7. Miami
8. Los Angeles
9. Amsterdam
10. São Paulo



Source:
Global Internet Geography 2004
© PriMetrica, Inc. 2003

Figures represent Internet bandwidth connected across international borders from Consolidated Metropolitan Statistical Areas or equivalents.

Terremark's Footprint



Madrid
Santa Clara
Miami
São Paulo
Current
Planned

Customer Value Proposition

- Carrier Neutrality
- Massive Connectivity = “Zero-Mile” Access
- State-of-the-art Network Operations Center (NOC)
- Industry Leading Service Level Agreements (SLAs)
- Global Strategic Locations
- Cleared Personnel (Federal)
- SCIF Certified Space and NOC (Federal)

"Zero-Mile" Connectivity Model


Telefonica
Carrier 1
AT&T
Deutsche Telekom
Carrier 2
Carrier 3
Sprint
Carrier 4
BELLSOUTH
Carrier 5

- Intra-Facility Cross-Connects Replace Long Haul and Local Transport
- Provides Substantial Savings in Telecommunication Costs to Customers
- Deployment Speed
- Creates a Virtual "Community" Where Customers are Interlinked and Services can be Exchanged Instantly

Revenue Generation


20%
Managed Services
Professional Services
80%
Connectivity and Exchange Services
Space and Power

- Managed Bandwidth
- NOC Outsourcing
- Element Monitoring
- Managed Router
- Managed Storage

- NOC Operations Group
- Network Design and Implementation

- Peering and Transit Exchange Platform

- SCIF Certified Space (U.S. Military Standard)
- Conditioned Power and Cooling with 100% SLAs

where the internet meets the world℠

Managed Services Delivery Platform


TWW Services
Storage Services
Network Monitoring Solutions
Usage Billing Services
Carrier Services
Future Services
TWW Technology Platform
Service Exchange Platform
TWW Customers
VeriSign
FPL
AT&T
BELLSOUTH
tyco
emergia
Cogent
Adelphia
Sprint.
Orbitel
METRORED
INTERNAP
TELEGLOBE
ENTEL
NTT
TWW Reach
Access to Millions of Customers Worldwide

where the internet meets the world℠

Customer Segments

Representative Customers

Over 155 customers including 80+ network service providers

- -Carriers
- -Service Providers
- -Government
- -Enterprises

Competitive Differentiators

	Terremark	Equinix	Carrier IDCs	Other IDCs
Carrier-neutral	Yes	Yes	No	Generally Not
Tier-1 Internet exchange point	Yes	Yes	No	No
State-of-the-Art Peering Fabric	Yes	Yes	No	Rarely
Optically Enabled Meet-Point-Room	Yes	Some	No	No
SCIF Certified	Yes	No	No	No
Secure NOC (Government)	Yes	No	No	No
Class A1+ carrier-grade colocation space	Yes	Yes	Rarely	Rarely
Full menu of managed services	Yes	No	Yes	Yes

Market Overview

- Continued growth of Internet infrastructure sector
- Validation of "carrier neutral" model
- Reduction in the supply of colocation space
- Pricing stabilization
- Federal IT Sector
  - Shift towards outsourcing
  - Aging workforce
  - Need for increased security
  - Revamping of communication networks

Revenue Growth


(in Millions)
$28.00
$24.00
$20.00
$16.00
$12.00
$8.00
$4.00
$0.00
$11.11
$13.16
$14.10
$17.54
$24.95
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Annualized Month-Ended Actual Revenues

FY 2005 Guidance

	$000's			$000's		
	Fiscal year ending March 31, **2005**			*Month ending March 31,* **2005**		
Revenue	$60,000	to	$65,000	$6,500	to	$7,000
Income from Operations	$500	to	$3,000	$1,600	to	$2,000
EBITDA *	$5,000	to	$8,000	$2,100	to	$2,600
EBITDA Margin	8%	to	12%	32%	to	37%

terremark Worldwide, Inc.

Fully Diluted Analysis

Fully Diluted Shares Outstanding
As of March 31th, 2004

	Number of Shares *(000's)*	Average Strike/Conv Price	Proceeds on Exercise *($000s)*
Stock Options	16,753	$1.86	$31,160
Warrants	6,731	$0.90	$6,050
Convertible Preferred Stock	15,771		
Convertible Debentures	69,289		
Total Common Stock Equivalents	108,544		
Shares Issued and Outstanding	311,228		
Fully Diluted Shares Outstanding	419,772		$37,211

where the internet meets the world℠

Pro Forma Capitalization

(In Millions)	Actual 31-Mar-04	Adjustments Unaudited		As Adjusted 31-Mar-04
Cash and cash equivalents	**$ 4.40**	**$ 34.70**	(1)	**$ 39.10**
Notes payable	40.50	(40.50)		—
Convertible debt	37.10	(37.10)		—
Unsecured senior convertible notes	—	86.25		86.25
Series H redeemable convertible preferred stock	0.60			0.60
Total debt	**$ 78.20**	**8.65**		**$ 86.85**
Total stockholders' (deficit) equity	**$ (22.80)**	**31.20**	(2)	**$ 8.40**

(1) Reflects the following adjustments:

(a) Net proceeds of $80.9 million from the offering, net of $5.4 million in debt issuance costs.

(b) Collection of the $2.4 million note receivable related to the Series I convertible preferred stock.

(c) Payment of all of our outstanding debt.

(2) Reflects the following adjustments:

(a) $3.2 million of non cash items.

(b) Reflects the conversion to common stock of $27.5 million of our convertible debentures plus $.5 million in accrued interest.

Management

Highly experienced management team

- Manuel D. Medina, Chairman and CEO – Founder
- Jose A. Segrera, Chief Financial Officer – KPMG / AT&T
- Jamie Dos Santos, Chief Marketing Officer – Bellsouth / Telcordia
- Marvin Wheeler, Chief Operations Officer – Bellsouth

Board of Directors (Selected)

- Joseph R. Wright, Jr. – CEO of PanAmSat Corporation, Former Director of FOMB
- Arthur L. Money – Former Assistant Secretary of Defense for C3I, Dept. of Defense CIO
- Guillermo Amore – GTE Corporation, IUSACELL
- Antonio S. Fernandez – Oppenheimer & Co., EDS
- Jose Maria Figueres-Olsen – Ex-President of Costa Rica, Digital Nations Consortium

Recent Milestones

- **Inclusion into the Russell 2000**
- **Strengthened balance sheet**
  - Raised $86.25 million in unsecured convertible notes
  - Simplified balance sheet
  - Auditor's "going concern" opinion removed
- **Moved international NAPs into permanent facilities**
  - Brazil – HP's data center in Sao Paulo (March '04)
  - Spain – Global Switch's data center in Madrid (July '04)

Key Takeaways

- Internet Infrastructure market continues solid growth - "carrier neutral" model has succeeded
- Company has unique positioning within Federal IT space
- Business at inflection point with clear revenue visibility
- Anticipated 200%+ revenue growth from FY04 to FY05
- Expected run-rate EBITDA margin of between 32% and 37% by fiscal year end
- Strengthened Balance Sheet
- Auditor's "going concern" opinion removed

THANK YOU

terremark
Worldwide, Inc.